UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Torotel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOROTEL, INC.

620 N. Lindenwood Drive

Olathe, Kansas  66062

August 8, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of Torotel, Inc., a Missouri corporation (“Torotel”), to be held at 9:00 a.m. central time on Monday, September 19, 2016, at the principal executive offices of Torotel, 620 N. Lindenwood Drive, Olathe, Kansas 66062.  Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Torotel is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering our costs.  We have posted our proxy materials on the Internet at www.edocumentview.com/TTLO.  You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

YOUR VOTE IS IMPORTANT.  Regardless whether you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy.  If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.

As always, we appreciate your loyalty and support as a shareholder of Torotel.

Sincerely,

Dale H. Sizemore, Jr.
Chairman and Chief Executive Officer

TOROTEL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Monday, September 19, 2016

TO THE SHAREHOLDERS OF TOROTEL, INC.:

NOTICE is hereby given that the annual meeting (the “Meeting”) of the shareholders of Torotel, Inc., a Missouri corporation (“we,” “us,” “Torotel” or the “Corporation”), will be held at 9:00 a.m. central time on Monday, September 19, 2016, at the principal executive offices of Torotel, 620 N. Lindenwood Drive, Olathe, Kansas 66062, for the following purposes:

1.              To elect two members to serve on our Board of Directors for a three-year term and until each of their successors has been duly elected and qualified, unless such individuals shall sooner die, resign or be removed;

2.              To ratify the appointment of RubinBrown LLP as the Corporation’s independent accountants for the fiscal year ended April 30, 2017;

3.              To consider and vote upon a shareholder proposal set forth on page 14 of the accompanying Proxy Statement; and

4.              To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on July 29, 2016, will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.  The accompanying proxy is solicited by the Board of Directors.  All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

Shareholders are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone.  FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET.  YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 19, 2016.  The Corporation’s Proxy Statement and Annual Report on Form 10-K are available online at www.edocumentview.com/TTLO.

BY ORDER OF THE BOARD OF DIRECTORS

H. James Serrone
Secretary of Torotel, Inc.
August 5, 2016

TOROTEL, INC.

620 N. Lindenwood Drive

Olathe, Kansas  66062

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held Monday, September 19, 2016

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE ANNUAL MEETING

Security Holders Entitled to Vote

Holders of shares of common stock, par value $.01 per share of Torotel, Inc., a Missouri corporation (“we,” “us,” “Torotel” or the “Corporation”), of record at the close of business on July 29, 2016 (the “Record Date”), will be entitled to vote at the annual meeting of shareholders to be held at 9:00 a.m. central time on Monday, September 19, 2016, at the principal executive offices of Torotel, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the “Meeting”).  Our principal executive offices are located at 620 N. Lindenwood Drive, Olathe, Kansas 66062, and our telephone number is (913) 747-6111.

This proxy statement (the “Proxy Statement”), together with the Notice of Annual Meeting of Shareholders, the enclosed proxy card, and the accompanying 2016 Annual Report on Form 10-K, was first made available to shareholders on or about August 8, 2016.

Voting of Proxies

If a proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein.  If you do not indicate instructions on your proxy, then your shares will be voted as follows:

•              “FOR” the election of the nominees to the Board of Directors (the “Board”) of the Corporation as more fully described in the section herein entitled “Proposal 1;”

•              “FOR” the ratification of RubinBrown LLP as the Corporation’s independent accountants for the fiscal year ended April 30, 2017, as more fully described in the section herein entitled “Proposal 2;” and

•              “AGAINST” the shareholder proposal, as more fully described in the section herein entitled “Proposal 3”.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will be unable to vote your shares in the election of directors.

Quorum and Vote Required

A majority of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting.  With respect to Proposal 1, the nominees receiving the greatest number of affirmative votes duly cast at the Meeting will be elected to the Board, assuming a quorum is represented at the Meeting.  If a quorum is present, each of Proposal 2 and Proposal 3 will be approved upon the affirmative vote of a majority of the quorum present in person or by proxy.

Abstentions and Broker Non-votes

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in “street name.” If you hold your shares beneficially in “street name,” you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker “non-votes,” which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as “non-routine” matters.

All of the matters scheduled to be voted on at the Annual Meeting are likely to be considered “non-routine,” except for the proposal to ratify the appointment of the Corporation’s independent accountants for the fiscal year ended April 30, 2017 (Proposal 2). If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the proposals other than Proposal 2. If you hold shares in street name, it is therefore particularly important that you instruct your broker on how you wish to vote your shares.

Electronic Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), Torotel is making this Proxy Statement, Torotel’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

If you received the Notice by mail and would prefer to receive a printed copy of Torotel’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.  Torotel encourages you to take advantage of the availability of the proxy materials on the Internet.

The accompanying proxy is being solicited by the Board of Directors.  The entire cost of this solicitation will be paid by us.  In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners.  In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview.  Such persons will receive no additional compensation for such services.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet.  You may vote via the Internet.  The website address for Internet voting is provided on your Notice and proxy card.  You will need the control number appearing on your Notice and proxy card to vote via the Internet.  You may use the Internet to transmit your voting instructions up until 1:00 am, central time, on September 19, 2016.  Internet voting is available 24 hours a day.  If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You may vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice and proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., central time, on September 19, 2016.  Telephone voting is available 24 hours a day.  If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us.  You may also download the proxy card off the Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

Voting in Person at the Meeting.  If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting.  If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Meeting.  To do this, you must timely:

•                  Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•                  Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

•                  Attend the Meeting and vote in person.

If you attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.”  Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.  If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 620 N. Lindenwood Drive, Olathe, Kansas 66062 or by telephone at 913-747-6111.

Cumulative Voting

Missouri law generally provides for cumulative voting in our election of directors.  In cumulative voting, each share carries as many votes as there are vacancies to be filled and you are permitted to distribute your votes for all of your shares among the nominees in any way you desire.    Since two individuals are nominated, you may cast that number of votes which is equal to the number of shares owned by you multiplied by two.  If any nominee should be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee.  The Board presently has no knowledge that any nominee will be unable to serve.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors, Executive Officers, and Significant Employees

Biographical summaries concerning the current directors, each director nominee and the Corporation’s executive officers are shown below. Dale H. Sizemore, Jr., both a director and an officer, and Richard A. Sizemore, a director, are brothers.  Each officer is appointed by, and serves at the pleasure of, the Board subject to the terms of their respective employment agreements with the Corporation, if any.   We have a staggered Board and directors are elected to serve for a three year term.  The scheduled expiration of the term of each current director and director nominee is identified in each director’s biography below.

Name	Age	Position with Torotel
Dale H. Sizemore, Jr.	64	Chairman of the Board, President and Chief Executive Officer
Heath C. Hancock	35	Vice President of Finance and Chief Financial Officer
H. James Serrone	61	Vice President of Supply Chain and Quality, and Secretary
Anthony H. Lewis	70	Director
Richard A. Sizemore	56	Director
Stephen K. Swinson	58	Director
Barry B. Hendrix	57	Director

Dale H. Sizemore, Jr. has served as a director since 1984.  He has served as Chairman since 1995 and Chief Executive Officer since April 1999 and also served as Chief Executive Officer from 1995 to January 1999.  Mr. Sizemore served as President from 1995 to 1996, and has served as President since April 1999.  Mr. Sizemore’s term as director is due to expire at the 2018 annual meeting of shareholders.  He was involved in private business interests from 1983 to 2001.  In January 2002, Mr. Sizemore became an active member of Torotel’s management team.  Mr. Sizemore has a bachelor’s degree in electrical engineering, a master’s degree in business administration and a juris doctorate from the University of Kansas.  Mr. Sizemore sold his telecommunications company to a public company in 1995 and continued to serve as a vice president of acquisitions until 1998.  We believe Mr. Sizemore’s role as Chief Executive Officer provides the Board with strategic vision, insight and intimate knowledge of operations.

Heath C. Hancock joined Torotel in January, 2010 and served as Controller from 2010 to 2013.  In 2013, Mr. Hancock was named Vice President of Accounting and Business Analytics.  Mr. Hancock was named Chief Financial Officer and Vice President of Finance in 2015.  Mr. Hancock’s prior experience includes roles as a Senior Accountant at YRC Worldwide and as an Auditor at KPMG, LLP.  Mr. Hancock was also a participant in the business leadership development program at The Boeing Company.  Mr. Hancock graduated from St. Louis University with a bachelor’s degree in business with dual concentrations in accounting and finance and graduated with a master’s degree in business administration from Washington University in St. Louis.

H. James Serrone joined Torotel in 1979 and was named Vice President of Finance in 1993.  Mr. Serrone served as Chief Financial Officer from 1996 until 2015.  In 2015, Mr. Serrone was named Vice President of Supply Chain and Quality.  Mr. Serrone served as a director from 1999 until 2010.  Mr. Serrone has an accounting degree from Missouri Valley College and a master’s degree in business administration from Rockhurst University.

Anthony H. Lewis has served as a director since 2003.  Mr. Lewis’ term as director is due to expire at the 2016 annual meeting of shareholders, and he has been nominated for reelection.  Mr. Lewis obtained a business degree from Arizona State University.  He is president and chairman of The Executive Committee (TEC) and The Lewis Group (TLG), both of which are executive consulting firms providing services focused on strategic planning and thinking, as well as the development of strategic, technical, financial and human capital disciplines.  Prior to his affiliation with TEC and TLG, Mr. Lewis served as president at Conagra Foods, Inc., a packaged food company, which provided Mr. Lewis with extensive public company experience.  Mr. Lewis also was a president of Farmland Industries, Inc., an agricultural cooperative, and retired from the Air Force Reserve as an officer with 37 years of service, having flown in Vietnam and both Gulf Wars.  We believe Mr. Lewis’s role in strategic planning and his public company experience provide the Board with a unique point of view regarding strategic planning, vision and corporate governance.

Richard A. Sizemore has served as a director since 1995.  Mr. Sizemore’s term as director is due to expire at the 2018 annual meeting of shareholders.  He has more than 25 years of experience in computerized automated production and control systems.  Mr. Sizemore is the founder and president of Interactive Design, Inc. (“IDI”), which has specialized in production automation services since 1987.  IDI customers include the defense industry, plastics industry, consumer products, a large transformer manufacturer and the aviation repair industry.  In recent years, IDI’s primary business focus has been on designing, engineering and providing automated inspection equipment to the ammunition industry.  IDI’s technologies include programmable logic controllers, machine vision, robots and material handling.  Mr. Sizemore was awarded a patent in 2005 for the design of an inspection system for ammunition.  Mr. Sizemore has an electrical engineering degree and a master’s degree in business administration from the University of Kansas.  We believe Mr. Sizemore’s role as an innovator in the defense industry provides the Board significant insights into industry trends as well as knowledge of manufacturing process improvement trends.

Stephen K. Swinson has served as a director since 2003.  Mr. Swinson’s term as director is due to expire at the 2016 annual meeting of shareholders, and he has been nominated for reelection.  Mr. Swinson is the president and chief executive officer of Thermal Energy Corp. (“TECO”), an energy company serving the Texas Medical Center (“TMC”) in Houston, Texas.  He has served in this capacity since September 2005.  TMC is considered the world’s largest medical center.  It is comprised of 14 hospitals, various professional schools for doctors, dentists and nurses, and research facilities comprising over 25 million square feet.  Prior to his affiliation with TECO, Mr. Swinson served as president of Cleveland Brothers Construction Company, LLC, a commercial and residential contractor and developer in the Southeast United States.  He also served as the chief financial officer for Cleveland Brothers Inc., the parent company for several businesses that included development, real estate, construction, manufacturing, a golf course and a restaurant.  Prior to his affiliation with Cleveland Brothers, Mr. Swinson was a Principal for Index Capital, the investment banking division of Index Powered Financial Services, LLC, specializing in the valuation and negotiation for divestiture or acquisition of small- to mid-cap companies.  Mr. Swinson has a mechanical engineering degree and is a registered Professional Engineer.  He also has a master’s degree in business administration from Northwestern University.  We believe Mr. Swinson’s previous role as chief financial officer, his past experience in middle market investment banking, and his role as a chief executive officer in the energy industry provide the Board with an important perspective on strategic planning, vision, and financial matters.

Barry B. Hendrix has served as a director since 2011.  Mr. Hendrix’s term as director is due to expire at the 2017 annual meeting of shareholders.  Mr. Hendrix currently serves as CEO of HBG Consulting, a firm that specializes in strategic business development and lean business process design.  Prior to his current position, Mr. Hendrix served as president and CEO of OECO, LLC, a designer and manufacturer of electro-magnetic devices and power conversion products for the aerospace, defense and commercial industries.  Mr. Hendrix has a bachelor’s degree from Oregon State University and a master’s degree in engineering and manufacturing management from Rensselaer Polytechnic Institute.  We believe Mr. Hendrix’s experience as an executive officer of a manufacturer serving customers in the aerospace, defense and commercial industries provides the Board with an important perspective on Torotel’s targeted industries, strategic planning, lean manufacturing initiatives as well as mergers and acquisitions.

CORPORATE GOVERNANCE

Director Independence

In determining the independence of our directors, the Board has adopted the independence requirements of the Listing Rules of the NASDAQ Stock Market (“NASDAQ”).  Based upon these standards, our Board has determined that Messrs. Hendrix, Lewis and Swinson are independent. In addition, our Board has determined that the directors serving on our Audit Committee meet the independence standards in SEC Rule 10A-3.  On September 20, 2010, the Board adopted a resolution requiring that the majority of the Board of Directors be comprised of members meeting the definition of an “independent director” as defined by NASDAQ Rule 5605.

Board Meetings

During the fiscal year ended April 30, 2016, the Board held a total of five meetings. Under the policies of the Board, directors are expected to attend regular Board meetings, Board committee meetings and annual shareholder meetings. All directors attended last year’s annual meeting of shareholders.

Board Leadership Structure

The Board believes that Dale H. Sizemore’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of Torotel and its shareholders. Mr. Sizemore possesses detailed knowledge of the priorities, opportunities and challenges facing Torotel, and is thus best positioned to develop an agenda and strategic vision that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability and enhances Torotel’s ability to communicate its message and strategy clearly and consistently to shareholders, employees and customers.  For these reasons, Torotel does not have a lead independent director and does not believe one is necessary at this time.

Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation’s risks. The Board regularly reviews information concerning our operations, liquidity, competitive position and personnel, as well as the risks associated with each of these. Our Compensation and Nominating Committee is responsible for overseeing the management of our risks relating to our executive and long-term compensation plans and oversees the Corporation’s management of its risks pertaining to potential conflicts of interest and independence of Board members. The Audit Committee oversees the Corporation’s management of our risks pertaining to internal controls, adherence to generally accepted accounting principles, and financial reporting. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Compensation and Nominating Committee

The Compensation and Nominating Committee (the “Committee”) of the Board was established in December 2004 and is comprised of Torotel’s three independent directors, Barry B. Hendrix, Anthony H. Lewis and Stephen K. Swinson. The Committee operates under a written charter, which is posted on our website at www.torotelinc.com.

The purpose of the Committee is to assist the Board by (i) identifying, reviewing and evaluating individuals’ qualification to become directors; (ii) setting the compensation of our officers and performing other compensation oversight; (iii) reviewing and recommending the nomination of directors; and (iv) assisting the Board with other related tasks, as assigned from time to time. The Committee may delegate authority to sub-committees as it deems appropriate. The Committee held four meetings during the last fiscal year, and each member attended the meetings that were held while he was a member of the Committee.

The Committee regularly reviews the needs of the Board and establishes criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Committee believes that nominees for director should have either experience in the industry (but not be currently employed by a competitor of the Corporation) in which we engage, or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Committee further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of our business and shareholder value, devote adequate time to service as a director and work well with other Board members in a collegial manner.  In addition, the Committee considers diversity in its evaluation of candidates for Board membership. The Board believes that diversity with respect to factors such as background, experience, skills and national origin is an important consideration in Board composition.

The Committee evaluates prospective director nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and external sources, which includes:

•                  Leadership Experience:    Directors should possess significant leadership experience, such as experience in business, finance/accounting, law, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

•                  Commitment to the Corporation’s Values:    Directors shall be committed to promoting our financial success and preserving and enhancing our reputation as a leader in our industry and in agreement with our values as embodied in our Codes of Conduct.

•                  Reputation and Integrity:    Directors shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

•                  Absence of Conflicts of Interest:    Directors shall be free of conflicts of interest and potential conflicts of interest. Directors should not have any interests that would materially impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Corporation and its shareholders.

•                  Business Understanding:    Directors should have a general appreciation regarding major issues facing public companies of size and operational scope similar to ours, including business strategy, business environment, corporate finance, corporate governance and board operations.

•                  Available Time:    Directors should have sufficient time to effectively carry out their duties, including preparing for and attending Board meetings, meetings of the Board committees on which they serve and the annual meeting of shareholders, after taking into consideration their other business and professional commitments.

•                  Independence:    Directors should be independent in their thought and judgment and be committed to enhancing long-term value for all shareholders. Non-management directors must meet the definition of an “independent director” as set forth in the NASDAQ Rules and all applicable laws and regulations.

•                  Non-Compete/Non-Disclosure: All non-management directors are required to execute a Non-Compete/Non-Disclosure Agreement. Directors who also serve as officers of the Company are subject to restrictions contained in their employment agreements.

In accordance with Article II, Section 13 of our Amended and Restated By-Laws, the Committee will consider bona fide recommendations by shareholders as to potential director nominees who meet the above standards. Shareholders may submit the names of proposed nominees for election to the Board by delivering the name of the candidate to the principal executive offices of the Corporation not less than 50 nor more than 75 days before the annual meeting of shareholders, as described in more detail in Article II, Section 13 of the By-Laws. The notice must identify its writer as a shareholder of the Corporation, identify the class and number of shares beneficially held by the writer and provide:

•                  The name, age, business address and residence address of the person;

•                  The principal occupation or employment of the person;

•                  The class and number of shares of capital stock of the Corporation which are beneficially owned by the person; and  Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act.

All candidates recommended to the Committee must meet the definition of an independent director as set forth in the Rules of the NASDAQ Stock Market.  The Committee will then consider whether such proposed nominees meet the criteria described above for director candidates.

The Committee has exclusive authority to set compensation for our directors and executive officers. The Committee has not delegated any of its authority to set or oversee compensation. The Committee considers recommendations of the Chief Executive Officer with respect to officers’ compensation (other than his own). The Committee from time to time engages third-party compensation consultants to advise it on trends in and current levels of executive compensation.

Audit Committee

The Audit Committee of the Board of Directors was established in December 2004 and is comprised of two independent directors, Anthony H. Lewis and Stephen K. Swinson. The Board of Directors has determined that Stephen K. Swinson is an audit committee financial expert, as defined in SEC rules, based, in part, on his experience as a chief financial officer. The Audit Committee operates under a written charter, which is posted on our website at www.torotelinc.com

The purpose of the Audit Committee is to assist the Board in overseeing: (i) the integrity of the accounting and financial reporting processes and systems of internal accounting and financial controls of the Corporation; (ii) the performance of the internal audits and integrity of the financial statements of the Corporation; (iii) the annual independent audit of the Corporation’s financial statements, the engagement of the independent auditor and the annual evaluation of the independent auditor’s function, qualifications, services, performance and independence; (iv) the performance of the Corporation’s internal and independent audit functions; (v) the compliance by the Corporation with legal and regulatory requirements related to the Audit Committee Charter, including the Corporation’s disclosure controls and procedures; and (vi) the evaluation of the Corporation’s financial risk issues. The Audit Committee held four meetings during the last fiscal year and each member attended the meetings that were held while he was a member of the Committee.

Shareholder Communications with the Board

Mail can be addressed to directors in care of the Office of the Secretary, Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas 66062. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, as decided by the Secretary, will be forwarded to appropriate management personnel.  Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1

ELECTION TO THE BOARD OF THE DIRECTORS

Election of Directors

The Board currently consists of five individuals.  The By-Laws of the Corporation, as amended, provide that the Board of Directors shall consist of Director Positions 1 through 7 with overlapping three-year terms.  Director Positions 1 and 7 are presently vacant.  The Committee wants to avoid the additional costs until such time that a sixth and seventh director are deemed necessary by the Committee.  A class of directors is to be elected each year for a term extending to the third succeeding annual meeting of shareholders after such election or until their respective successors are duly elected and qualified.  The term of Director Positions 5 and 6 expires at the current Meeting. The Board of Directors has nominated Mr. Anthony H. Lewis to stand for reelection for Director Position 5 and Mr. Stephen K. Swinson to stand for reelection for Director Position 6.

Votes will be cast pursuant to the enclosed proxy for the election of the nominees named therein unless specification is made withholding such authority.  The nominees are presently directors of the Corporation.  Should either the nominee for Director Position 5 or 6 become unavailable, which is not anticipated, the proxies named in the proxy card will vote for the election of such other person as the Board of Directors may recommend.  Proxies may not be voted for a greater number of persons than the nominees named.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed RubinBrown LLP (“RubinBrown”) as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending April 30, 2017 and recommends that shareholders vote for ratification of such appointment.  Although the Board is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the appointment by the Audit Committee of RubinBrown and ratification of that appointment by the shareholders of the Corporation, the Audit Committee may direct the appointment of a new independent accountant at any time during the year if the Board determines that such a change would be in the Corporation’s best interest and in the best interests of the shareholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and may reconsider the appointment.

RubinBrown has served as the Corporation’s independent accountants since September 2011.  It is anticipated that a representative from RubinBrown will be present at the Meeting. If a representative from RubinBrown is in attendance at the Meeting, it is anticipated that such representative will be available to respond to appropriate questions and to make a statement, if so desired.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RUBINBROWN LLP AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2017.

PROPOSAL 3

SHAREHOLDER PROPOSAL TO CALL A SHAREHOLDER VOTE TO APPROVE THE SALE OF TOROTEL

Henry B. Steelman, 557 Myrtle Court, Oak Park, CA 91377, is the beneficial owner of 10,500 shares of Common Stock and has given notice of his intention to propose the adoption of the following resolution. The shareholder proposal appears below as received by us, and we are not responsible for its contents.

RESOLVED, that the shareholders of Torotel, Inc. (the ‘‘Corporation’’) recommend to the Board of Directors that they submit to the Shareholders for a vote a resolution to sell the Corporation.

Please vote FOR this proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 3.

Required Vote; Recommendation Only. The affirmative vote of the holders of a majority of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve this Proposal Three. Shareholders should be aware that this proposal is simply a request that the Board take the action stated in the proposal. Shareholder approval of Proposal 3 would not automatically require the sale of the Corporation.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board, with respect to the Corporation’s audited financial statements for the fiscal year ended April 30, 2016. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Anthony H. Lewis and Stephen K. Swinson, as members of the Audit Committee, have reviewed the audited financial statements for the fiscal year ended April 30, 2016, and discussed the same with the Corporation’s management and RubinBrown, the Corporation’s independent accountants. The Audit Committee has received the written disclosures and the letter from RubinBrown required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with RubinBrown, the independent accountants’ independence and the matters required to be discussed by the Statement of Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016 for filing with the SEC. The Audit Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

Audit Committee:
Stephen K. Swinson, Chairman
Anthony H. Lewis

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

Audit Fees

RubinBrown billed us aggregate fees of $113,400 and $102,000 for professional services rendered for the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2016 and 2015, respectively and for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal years 2016 and 2015, respectively.

Audit-Related Fees

Grant Thornton LLP (“Grant Thornton”) billed us aggregate fees of $14,175 for professional services rendered for the audit of our 401(k) plan during the fiscal year ended April 30, 2016. RubinBrown billed us aggregate fees of $10,500 for professional services rendered for the audit of our 401(k) plan during the fiscal year ended April 30, 2015.  There were no additional fees billed in each of the last two fiscal years for products or services provided by Grant Thornton or RubinBrown.

Tax Fees

Grant Thornton billed us aggregate fees of $54,846 and $64,000 for professional services rendered for the tax preparation, tax consultation and statutory filings for the fiscal years ended April 30, 2016 and 2015, respectively, including the review of the income tax accruals and disclosures in our quarterly reports on Form 10-Q during fiscal years 2016 and 2015, respectively.

As required by its charter, the Audit Committee pre-approves all audit and non-audit work to be performed by our independent accountants. The Audit Committee’s approval is documented in the form of an engagement letter signed by the independent accountants and the Chairman of the Audit Committee. Accordingly, the Audit Committee approved 100% of the services set forth above.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

The following table shows information regarding the beneficial ownership of our common stock by each named executive officer, director and director nominee, and by the executive officers and directors as a group as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.  Shares of common stock that were subject to options that are currently exercisable or exercisable within 60 days of the Record Date, are considered outstanding and beneficially owned by the person holding the option for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

This table assumes 5,615,750 shares of common stock were outstanding as of the Record Date.  Each issued and outstanding share of Company common stock is entitled to one vote per share.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Class
Dale H. Sizemore	361,091	(2)	6.4%
H. James Serrone	196,916	(3)	3.5%
Heath C. Hancock	—		*
Barry B. Hendrix	—		*
Anthony H. Lewis	—		*
Richard A. Sizemore	264,944	(4)	4.7%
Stephen K. Swinson	—		*
All directors and executive officers as a group (7 persons)	822,951		14.7%

* Less than 1%

(1)                The address of all persons named in this table is c/o Torotel, Inc., 620 N. Lindenwood Drive, Olathe, KS 66062.

(2)                Mr. Sizemore’s beneficial ownership includes 200,000 shares issued [under the Stock Award Plan (the “SAP”)] pursuant to a Restricted Stock Agreement dated June 17, 2013.  These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse.  The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in earnings before interest and taxes (“EBIT”) is at least 10% and (2) the Corporation’s average return on capital employed (“ROCE”) is at least 25%.  The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Sizemore’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Sizemore’s death, or (3) the Committee, in its sole discretion, terminates the restrictions.  If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation.  The Restricted Stock Agreement provides Mr. Sizemore with all voting rights with respect to the restricted shares.

(3)                Mr. Serrone’s beneficial ownership includes 150,000 shares issued [under the SAP] pursuant to a Restricted Stock Agreement dated June 17, 2013.  These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse.  The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%.  The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Serrone’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Serrone’s death, or (3) the Committee, in its sole discretion, terminates the restrictions.  If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation.  The

Restricted Stock Agreement provides Mr. Serrone with all voting rights with respect to the restricted shares.

(4)                Richard A. Sizemore’s beneficial ownership includes 15,666 shares owned by his wife, and 58,976 shares which are owned by Mr. Sizemore and his wife as trustees for their children.

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS

The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation.  Each shareholder is entitled to one vote per each share of common stock owned, except in the election of directors where shareholders have cumulative voting rights as described above under “Cumulative Voting.”  There were 5,615,750 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.

The following persons beneficially own more than 5% of our outstanding common stock as of the Record Date:

Name and Address of Beneficial Owner	Amount Beneficially Owned		Percent of Class
Alexandra Z. Caloyeras	849,502	(1)	15.1%
233 West 83rd Street, Apt 2D
New York, NY 10024

Aliki S. Caloyeras	849,502	(2)	15.1%
7 West 96th Street, Apt 9D
New York, NY 10025

Basil P. Caloyeras	849,501	(3)	15.1%
2041 West 139th Street
Gardena, CA 90249

(1)                    Alexandra Z. Caloyeras’ sole voting and investment ownership is 769,667 shares.  Ms. Caloyeras’ shared voting and investment ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner.  Alexandra Z. Caloyeras is the sister of Aliki S. Caloyeras and Basil P. Caloyeras.

(2)                    Aliki S. Caloyeras’ sole voting and investment ownership is 769,667 shares.  Ms. Caloyeras’ shared voting and investment ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner.  Aliki S. Caloyeras is the sister of Alexandra Z. Caloyeras and Basil P. Caloyeras.

(3)                    Basil P. Caloyeras’ sole voting and investment ownership is 769,666 shares.  Mr. Caloyeras’ shared voting and investment ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Mr. Caloyeras is a limited partner.  Basil P. Caloyeras is the brother of Alexandra Z. Caloyeras and Aliki S. Caloyeras.

DIRECTOR COMPENSATION

Non-employee directors are compensated at the rate of $16,000 per fiscal year for their service as director. They also receive $400 for each Board committee meeting attended.  Dale H. Sizemore, Jr., an employee of the Corporation, is compensated at the rate of $100 per Board meeting attended, exclusive of telephone meetings. The compensation paid to Dale H. Sizemore, Jr. for his service as a director is contained in the Summary Compensation Table under Executive Officer Compensation.

The following table sets forth the compensation of the non-employee directors for the fiscal year ended April 30, 2016.

Name	Fees Earned or Paid in Cash	Non-Equity Incentive Compensation (1)	Total
Barry B. Hendrix	$23,875	$0	$23,875
Anthony H. Lewis	$24,000	$0	$24,000
Richard A. Sizemore	$16,000	$0	$16,000
Stephen K. Swinson	$26,513	$0	$26,513

(1)             Presently no non-equity incentive compensation plan is in effect for the Board of Directors.

EXECUTIVE COMPENSATION

Compensation Philosophy

The Committee is responsible for setting and overseeing the compensation of our executive officers and directors. The primary objectives of our compensation program are to:

•                  Provide fair, competitive compensation to our executive officers;

•                  Attract the talent necessary to achieve our business objectives;

•                  Retain our executive officers by instilling a long-term commitment to the Corporation and its shareholders; and

•                  Develop a sense of Corporation ownership and align the interests of our executive officers with the shareholders.

The Committee has established criteria for an annual reward program for the Chief Executive Officer. The program is based on a Chief Executive Officer performance scorecard that is used to annually evaluate the Chief Executive Officer’s performance. The scorecard has six specific areas for evaluation. These criteria are used to establish a baseline performance reward potential of 25% of the Chief Executive Officer’s annual base compensation. The criteria breakdown is as follows:

•                  Leadership 5%

•                  Management 3%

•                  Financial 5%

•                  Marketing 5%

•                  Operational 5%

•                  Innovation 2%

At the end of each fiscal year, the Committee will review the Chief Executive Officer’s performance and use these metrics to establish the value of any annual reward compensation.

Summary Compensation Table for Fiscal Years 2016 and 2015

The following table sets forth the compensation of the named executive officers for each of our last two completed fiscal years.

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation	Equity Compensation	All Other Compensation		Total
Dale H. Sizemore, Jr.	2016	$165,000	$0	$0	$14,000	(1)	$179,000
President and Chief Executive Officer	2015	$165,000	$0	$0	$14,000	(2)	$179,000

Heath C. Hancock Vice President of Finance and Chief Financial Officer* (3)	2016	$136,330	$0	$0	$0		$136,330

H. James Serrone	2016	$140,000	$0	$0	$14,900	(4)	$154,900
Vice President of Supply Chain and Quality	2015	$140,000	$0	$0	$14,900	(5)	$154,900

*Mr. Hancock served as our Vice President of Accounting and Business Analytics until July 6, 2015.  Effective July 6, 2015 Mr. Hancock began serving as our Vice President of Finance and Chief Financial Officer.

(1)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $9,900, group insurance benefits of $3,600 and director fees of $500.

(2)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $9,900, group insurance benefits of $3,500 and director fees of $600.

(3)         Mr. Hancock’s annual base compensation increased to $140,000 effective July 6, 2015 when promoted to Chief Financial Officer.

(4)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $10,500 and group insurance benefits of $3,600.

(5)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $10,500 and group insurance benefits of $3,600.

Incentives, Award Plans and Other Agreements

Short-term Cash Incentive Plan

The purpose of the Short-term Cash Incentive Plan (“STIP”) is to promote the long-term financial performance of Torotel by providing all key employees with the opportunity to earn cash awards for accomplishing annual goals for ROCE as defined in the Plan.  For the year ended April 30, 2016, no amount was earned pursuant to the STIP based on the Corporation’s ROCE for fiscal year 2016.

Long-term Incentive Plans

The purpose of the Long-term Incentive Plans, which consist of a Stock Award Plan and a Long-term Cash Incentive Plan, is to provide incentives that will attract and retain highly competent persons as key employees to promote the long-term financial performance of Torotel by providing key employees an opportunity to earn stock and cash awards for accomplishing long-range goals for sales growth, EBIT growth, ROCE and debt to equity, as defined and measured in the Stock Award Plan and the Long-term Cash Incentive Plan.

Stock Award Plan

The Stock Award Plan (“SAP”) provides key employees the opportunity to acquire common stock of Torotel pursuant to awards earned for accomplishing goals that promote the long-term financial performance of Torotel. Under the terms of the SAP, stock awards are in the form of restricted stock having a five year restriction period, which shall lapse, based on certain conditions as outlined in the SAP. All stock awards are represented by a Restricted Stock Agreement, which afford the grantees all of the rights of a shareholder with respect to the award shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such shares since the date of award.

Long-term Cash Incentive Plan

The Long-term Cash Incentive Plan (“LTCIP”) provides key employees with the opportunity to earn cash awards for accomplishing annual goals based on predetermined targets for cumulative annual sales and EBIT growth, ROCE and debt to equity ratios. Under the terms of the LTCIP, awards will not be paid if Torotel’s performance on any LTCIP metric is less than the threshold level of performance defined for that LTCIP metric; however, the Committee has the option to grant cash awards on any LTCIP metric that exceeds the optimum target. There were no awards for the five-year period ended April 30, 2016.

Employment Agreements; Change of Control Agreements

During fiscal year 2016, we had an employment agreement with Dale H. Sizemore, Jr. in connection with his duties as Chairman and Chief Executive Officer. The agreement became effective June 30, 2006, and expired on June 30, 2010; provided, however, that on June 30 of each year thereafter, the term is automatically extended for one additional year and continues in this manner until the agreement is terminated. The employment agreement remains in effect under the automatic renewal provision.  The agreement currently provides for minimum a base monthly salary of $13,750 for Mr. Sizemore, plus other benefits and incentive awards as determined by the Board. The employment agreement further provides that if Mr. Sizemore’s employment is terminated by Torotel without cause, Mr. Sizemore will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if Mr. Sizemore is terminated other than for cause or if the employee terminates for good reason, he will be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The employment agreement also provides for a restrictive covenant of non-competition for a period of two years following termination of employment.

Effective July 6, 2015 Heath C. Hancock was appointed as our Chief Financial Officer.  At the time of his appointment as Chief Financial Officer Mr. Hancock’s base salary was $140,000.  As of the date of this proxy statement Mr. Hancock has not entered into an employment agreement with the Company.

On July 6, 2015 Mr. Serrone ceased to serve as our Chief Financial Officer, and instead now serves as the Vice President of Supply Chain and Quality.  During fiscal year 2016, we had an employment agreement with H. James Serrone in connection with his duties as our Chief Financial Officer and, subsequent to July 6, 2015, Vice President of Supply Chain and Quality. The agreement became effective June 30, 2006, and expired on June 30, 2010; provided, however, that on June 30 of each year thereafter, the term is automatically extended for one additional year and continues in this manner until the agreement is terminated. The employment agreement remains in effect under the automatic renewal provision.  The agreement currently provides for a minimum base monthly salary of $11,667 for Mr. Serrone, plus other benefits and incentive awards as determined by the Board. The employment agreement further provides that if Mr. Serrone’s employment is terminated by Torotel without cause, Mr. Serrone will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if Mr. Serrone is terminated other than for cause or if the employee terminates for good reason, he shall be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The employment agreement also provides for a restrictive covenant of non-competition for a period of two years following termination of employment.

Outstanding Equity Awards

Option Grants

There were no grants of stock options made to the named executive officers during our last completed fiscal year.

Aggregate Option Exercises and Fiscal Year-End Option Value

There were no options outstanding as of April 30, 2016.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the unvested stock awards held by the named executive officers as of April 30, 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name and Principal Position	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares that have not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares that have not Vested
Dale H. Sizemore, Jr. Chief Executive Officer (1)	—	$—	200,000	$132,000

H. James Serrone Vice President of Supply Chain and Quality (2)	—	$—	150,000	$99,000

Heath C. Hancock Vice President of Finance and Chief Financial Officer (3)	—	$—	—	$—

(1)         200,000 of Mr. Sizemore’s unvested equity incentive plan award shares will vest on June 17, 2018, if the during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%.

(2)         150,000 of Mr. Serrone’s unvested equity incentive plan award shares will vest on June 17, 2018, if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%.

(3)         Mr. Hancock currently does not participate in an equity award plan.

Equity Compensation Plan Information

The following table sets forth the shares of common stock of Torotel eligible to be issued as of April 30, 2016, pursuant to the SAP upon the grant of restricted stock by the Committee.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column A)
Plan Category	A	B	C
Equity compensation plans approved by shareholders	—	—	—
Equity compensation plans not approved by shareholders	—	—	384,250
Total	—	—	384,250

OTHER INFORMATION

INFORMATION REGARDING THE CORPORATION

Annual Report

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended April 30, 2016 (the “Annual Report”).  Torotel will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report, as filed with the SEC, including the financial statements and a list of exhibits to the Annual Report.  We will furnish to any such person any exhibit described in the list of exhibits in the Annual Report upon the advance payment of a reasonable fee.   Requests for a copy of the Annual Report and/or any exhibit should be directed to the Chief Financial Officer, c/o Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas, 66062 or by telephone at (913)747-6111.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively referred to herein as “Reporting Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, we believe that all directors, officers and persons who beneficially own more than 10% of our common stock are in compliance with the reporting requirements of Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS

Employment Agreements

We have entered into employment agreements with Dale H. Sizemore, Jr., and H. James Serrone, as described above under “Executive Compensation”.

OTHER MATTERS

Availability of Accountants

Representatives of RubinBrown are expected to be present at the Meeting. An opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

Deadline for Receipt of Shareholders’ Proposals

Proposals of shareholders which are intended to be presented by the Corporation at our 2017 annual meeting of shareholders must be received by us no later than April 10, 2017, so that they may be included in the proxy statement relating to that meeting.

Notice of shareholder proposals and nominations for director to be acted on at our 2017 annual meeting of shareholders that the shareholder does not seek to include in our proxy statement pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act that are received by us before July 6, 2017 or after July 31, 2017, will be considered untimely; provided, however, that in the event less than 65 days’ notice or prior public disclosure of the date of the 2017 annual meeting of shareholders is given or made to shareholders, notice of such shareholder proposals to be timely must be received by us no later than the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

BY ORDER OF THE BOARD OF DIRECTORS

H. James Serrone
Secretary of the Corporation

IMPORTANT ANNUAL MEETING INFORMATION I Electronic Voting Instructions Available 24 hours a day,7 days a week! Instead of mailillll your pro:<)\ you may choose oneof tl\e voting metl\ods ouffined below to vote your proxy. VALIDATIONDETAILS ARE LOCATED BELOW INTHE TITLE BAR. Prox1es submitted by the lnternet or telephone must be received by 1:00 AN ControlTimo,on Sop·tombor 19,2016. Vote by Internet • Go to www.envl•lonroportu:omiTTLO • Orscanthe OR code withyoursmarlphone • Follow the steps Olrltinedon the secure website Vote by telephone ·Call txJIIfree t-800-652-VOTE (8683) withintile USA, us terriiories & Canada on a touch tone telepoone •Follow the insfrudjonsprovided by therecor<led message Using a black ink pen, mark your votes withan X as shown in this examp e.Please do not write outside tl\e desigrnated areas. c ) AnnualMeeting Proxy Card ' r F YOU HAVE NOT VOTED VIA THE INTERNET QBTELEPHONE,FOLD AlONG THE PERFORATION, DETACH AND RETIJRN THE BOTIOM PORTIONIN THE ENCLOSED ENVELOPE.'r rJ Proposals -Torote'ls Board of Directors recommends a vote FOR thelisted nominees,FOR Proposal2,and AGAINST Proposal3. + 1.Eel cljon of Directc<S Nomniees:For Withhold For Wrtllhold DO DO 01-Anthony H.Lewis 02 - Stephen K.Swinson For Against Abstain DOD For Against Abstain DOD 2.RATIFICATON OF APPOINTMENT of RubinBrown LLP as the Corporation"sindependent accounting firm. 3.SHAREHOLDER PROPOSAL 1!1 Non-Voting ems Change of Address -Please print new address below. 1!1 Authorized Signatures-This section must be completed for your vote to be counted.-Date and Sign Below Please sign exactly as )'Olll'name appears hereon. When signing as attorney,exeartor, adminsi lralor,trustee,guardian or any simliar representative capacity, please give you•full title as such. Ha CQrpornijon,please sign in full C<Jrpornte name by President or other authorized officer.H a partnership,please sign in partnership name by authoriZf.d person.When stxJck is held by joint tenants,both must sign. .f.ig_ ture1-PIease_k_e_ep__g_n_at_ur_e_v.-ill_lin_t_he_b_o_x._ _.j j''..,>-,..,"'"''""""'',.'"" .D,_a_te (-mm'd_dly..y;y.y_)__P_e_I_se_pr_u.t;._a_te_be_ol w_. _.l • + 1UPX 02EMY8

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of sl'lareholders. The annualreport and proxy statement are available at: www.envisionreports.com/ITLO 'r IF YOU HAVE NOT VOTED VIA THE INTERNET QBTELEPHONE, FOLD AlONG THE PERFORATION,DETACH AND RETIJRN THE BOTIOM PORTION IN THE ENCLOSED ENVELOPE.'r Proxy -TOROTEL,INC. 620 N.lindenwood Drive Olathe,KS 66062 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby app nts H.James Serrone,as Proxy, with the power toappoint his substitute, andhereby authorizes him to represent and tovote, as designated below, all the shares or common stock or Torotel, Inc. held or record by the undersigned on July 29, 2016, at the Annual Meeting or Shareholders to be held on September 19,2016, and any adjournments thereof. In his discretion, the Proxy is authorized to vote upon such o1her business as may property come before the meeting.111 addition, in the event a nominee named herein is unab-le to serve,or for good cause will not serve, the Proxy is aLJthorized to vote for the election of any other person as a director. THIS PROXY,WHEN PROPERLY EXECUTED,WILL BE VOTEDIN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL1,"FOR" PROPOSAL 2,AND "AGAINST" PROPOSAL3.PLEASE MARK,SIGN,DATEAND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE,FOLD ALONG THE PERFORATION,DETACH AND MAIL THE BOTTOM PORTION TO US IN TIME TO BE RECEVI ED PRIOR TO THE ANNUAL MEETING.

IMPORTANT ANNUAL MEETING INFORMATION I Using a black ink pen, mark your vole,; wilhan X as shewn in !his examp e.Please do not wri e mrtside!he desigrnaled areas. AnnualMeeting Proxy Card T PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ... rJ Proposals-Torote'ls Board of Directors recommends a vote FOR thelisted nominees,FOR Proposal2,and AGAINST Proposal3. + 1.Eel cljon of Directcrs Nomniees:For Withhold For Wrtllhold DO DO 01-AnthonyH.Lewis 02 ·Slephen K.Swinson For Against Abstain DOD For Against Abstain DOD 2.RATIFCI ATON OF AFPOINTMENT of RubinBrown LLP as !he Coflloration'sindependenal ccounting firm. 3.SHAREHOLDER PROPOSAL nJ Authorized Signatures-This section must be completed for your vote to be counted.-!Date and Sign Below Please sign BJ<actly as your name appears hereon.When signing as attorney,executor,administralor,truslee,guaroian or any similar represematiVe capacily, please give )'OUr fulltffie as such. Lg-ni a_fu_reI PIease kee_p_signar_ur_e W·I1hin_1_he_b_o_x._...llr·-'-....""'''""-0... a COfiJOraticn,please si!Jil in full COfllOrale name lbyPresidenl or oiher auihorized officer. If a partnershpi , please sign in partnernhip name by aufllorized pernon.When sleek is held by jcim tenants, txl1h must sign. ID.ale (m-llVd_dtyy;y.y_) -P-eI_.·._.e-pn·n. ._•_le_b_ela_w_. _.l • + 1UPX 02EMZB

T PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ... Proxy -TOROTEL,INC. 620 N.lindenwood Drive Olathe,KS 66062 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby app nts H.James Serrone,as Proxy, with the power toappoint his substitute, andhereby authorizes him to represent and tovote, as designated below, all the shares or common stock or Torotel, Inc. held or record by the undersigned on July 29, 2016, at the Annual Meeting or Shareholders to be held on September 19,2016, and any adjournments thereof. In his discretion, the Proxy is authorized to vote upon such o1her business as may property come before the meeting.111 addtiion, in the event a nominee named herein is unab-le to serve,or for good cause will not serve, the Proxyis aLJthorized to vote for the election of any other person as a director. THIS PROXY,WHEN PROPERLY EXECUTED,WILL BE VOTEDIN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL1,"FOR" PROPOSAL 2,AND "AGAINST" PROPOSAL3.PLEASE MARK,SIGN,DATEAND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

+ I IMPORTANT ANNUAL MEETING INFORMAnoN I Vote by Internet • Go to www.envisionreports.commLO • Or scan lhe OR code with yoUl smartphone • Follow the steps ooUined on the secure website ( ) Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Torotel, Inc. Shareholder Meeting to be Held on September 19, 2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/TILO Easy Online Access-A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.commLO to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. • + 02ENOB

Shareholder Meeting Notice Torotel, Inc.'s Annual Meeting of Shareholders will be held on September 19, 2016 at 620 N. Lindenwood Drive, Olathe, KS 66062 at 9:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. Torotel's Board of Directors recommends a vote FOR the listed nominees, FOR Proposal 2, and AGAINST Proposal 3: 1. 2. 3. Election of Directors: 01 -Anthony H. Lewis 02 ·Stephen K. Swinson RATIFICATION OF APPOINTMENT of RubinBrown LLP as the Corporation's independent accounting firm. SHAREHOLDER PROPOSAL PLEASE NOTE -YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here's how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. -> Internet - Go to www.envisionreports.com/TTLO. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for emali or paper delivery of future meeting materials. -> Telephone - Call us free of charge at 1·866·641·4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email - Send email to investorvote@computershare.com with "Proxy Materials Torotel, Inc in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also stale your preference lo receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by 10 days before the meeting. 02EN06